Asset Backed Securities Portfolio Analysis
Encore
2005-4
Dual Loans
429 records

Selection Criteria: Dual Loans
Table of Contents

1.

Summary

2.

Principal Balance at Origination

3.

Remaining Principal Balance

4.

Original Term

5.

Remaining Term

6.

Fico Scores

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Geographic Distribution By Balance

12.

Documentation

13.

Mortgage Rate

14.

Maximum Rate

15.

Gross Margin

16.

First Rate Adjustment Date

17.

Original Number of Months to Expiration Of Prepayment Penalty Term

18.

Loan Type

19.

Credit Grade

20.

Lien Position

21.

DTI

1. Summary

Current Balance: 112,971,627.80
Number of Loans: 429
Avg Current Balance: 263,337.13
Interest Only Loans: 0.00
Fixed Rate Loans: 0.00
ARM: 100.00
WA Coupon: 7.315
WA Margin: 6.242
WA Max Rate: 14.315
WA Initial Adjustment Cap: 3.000
WA Periodic Cap: 2.000
WA Original LTV: 77.47
WA Original CLTV: 77.74
WA Original Term: 360
WA Remaining Term: 359
NZ WA FICO: 589
Owner Occupied: 94.53
Prepayment Penalty Percentage: 92.98
First Lien %: 100.00
Second Lien %: 0.00
Top 5 States: CA(81.35%),FL(10.97%),IL(3.40%),MI(1.61%),MA(1.56%)
Conforming by Balance: 74.56
Originator: Encore(96.57%),Bravo(3.43%)

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2. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	3	$219,000.00	0.19%	593	41.13%	6.890%	100.00%
75,001 - 100,000	5	460,150.00	0.41	655	56.85	6.532	78.27
100,001 - 125,000	19	2,213,150.00	1.96	583	70.40	7.209	89.02
125,001 - 150,000	34	4,606,100.00	4.08	584	68.45	7.361	91.33
150,001 - 175,000	32	5,318,470.00	4.71	585	76.19	7.081	87.44
175,001 - 200,000	29	5,478,650.00	4.85	567	70.16	7.685	93.13
200,001 - 250,000	81	18,280,100.00	16.18	593	75.97	7.351	93.84
250,001 - 300,000	86	23,674,637.00	20.95	591	78.41	7.185	93.18
300,001 - 400,000	105	36,521,309.00	32.32	589	80.71	7.536	95.48
400,001 - 500,000	30	13,251,850.00	11.73	594	79.31	6.968	100.00
500,001 - 600,000	3	1,673,000.00	1.48	588	73.00	6.197	100.00
600,001 - 700,000	2	1,309,000.00	1.16	560	70.92	7.700	100.00
Total:	429	$113,005,416.00	100.00%	589	77.47%	7.315%	94.53%

Minimum Original Balance: 70,000
Maximum Original Balance: 665,000
Average Original Balance: 263,416

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	3	$218,911.41	0.19%	593	41.13%	6.890%	100.00%
75,001 - 100,000	5	460,007.77	0.41	655	56.85	6.532	78.27
100,001 - 125,000	19	2,212,568.84	1.96	583	70.40	7.209	89.02
125,001 - 150,000	34	4,605,156.49	4.08	584	68.45	7.361	91.33
150,001 - 175,000	32	5,316,889.49	4.71	585	76.19	7.081	87.44
175,001 - 200,000	29	5,477,473.24	4.85	567	70.16	7.685	93.13
200,001 - 250,000	81	18,275,288.29	16.18	593	75.97	7.351	93.84
250,001 - 300,000	86	23,666,538.91	20.95	591	78.41	7.185	93.18
300,001 - 400,000	105	36,512,602.70	32.32	589	80.71	7.536	95.48
400,001 - 500,000	30	13,245,757.13	11.72	594	79.31	6.968	100.00
500,001 - 600,000	3	1,672,264.80	1.48	588	73.00	6.197	100.00
600,001 - 700,000	2	1,308,168.73	1.16	560	70.92	7.700	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Minimum Remaining Balance: 69,968
Maximum Remaining Balance: 664,649
Average Remaining Balance: 263,337

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
301 - 360	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
349 - 360	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Minimum Remaining Term: 357
Maximum Remaining Term: 360
WA Remaining Term: 359

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6. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
476 - 500	4	$1,063,583.60	0.94%	500	74.28%	8.632%	79.32%
501 - 525	42	9,960,109.41	8.82	514	69.30	8.077	100.00
526 - 550	68	17,638,119.63	15.61	538	73.82	7.798	96.96
551 - 575	96	26,331,204.56	23.31	563	77.50	7.367	100.00
576 - 600	75	20,559,050.59	18.20	585	78.44	7.207	98.53
601 - 625	46	12,094,588.83	10.71	613	80.90	7.096	94.48
626 - 650	35	8,668,123.79	7.67	636	78.97	6.931	91.28
651 - 675	26	6,493,167.10	5.75	664	82.25	6.720	65.68
676 - 700	13	3,751,257.89	3.32	687	76.78	6.622	82.43
701 - 725	7	2,071,616.27	1.83	714	88.67	6.845	100.00
726 - 750	8	2,223,969.52	1.97	740	84.77	6.782	83.20
751 - 775	6	1,497,986.92	1.33	763	84.34	6.482	93.33
776 - 800	3	618,849.69	0.55	792	70.75	6.016	45.87
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Minimum FICO: 500
Maximum FICO: 798
WA FICO: 589

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
SFR	357	$93,779,929.62	83.01%	588	77.15%	7.340%	95.21%
Detached PUD	29	8,061,207.02	7.14	565	79.68	7.174	100.00
Low-Rise Condo (1-4 Stories)	26	6,478,112.15	5.73	612	79.18	7.336	81.03
2-Unit	7	2,130,010.07	1.89	672	74.39	6.421	100.00
Attached PUD/Townhome	7	1,908,591.13	1.69	569	80.95	7.496	100.00
4-Unit	1	319,777.81	0.28	659	80.00	7.340	0.00
High-Rise Condo (5+ Stories)	2	294,000.00	0.26	618	79.62	7.939	54.42
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
OOC	401	$106,793,903.50	94.53%	586	77.35%	7.319%	100.00%
Non-Owner Occ	28	6,177,724.30	5.47	651	79.52	7.242	0.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Refi-Cash Out	387	$100,559,202.28	89.01%	584	76.68%	7.332%	95.49%
Purchase	27	8,660,154.79	7.67	649	85.65	7.135	83.93
Refi-Rate/Term	15	3,752,270.73	3.32	585	79.84	7.267	93.21
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	26	$4,027,828.29	3.57%	577	43.57%	7.379%	93.07%
50.01 - 60.00	30	7,083,845.84	6.27	561	56.37	7.105	97.39
60.01 - 70.00	72	19,216,091.79	17.01	577	66.59	7.135	97.09
70.01 - 80.00	127	33,469,670.03	29.63	581	77.34	7.303	96.32
80.01 - 90.00	158	44,489,655.16	39.38	597	86.90	7.389	91.19
90.01 - 100.00	16	4,684,536.69	4.15	677	94.53	7.706	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Minimum Original Loan-to-Value Ratio: 22.58
Maximum Original Loan-to-Value Ratio: 95.00
Weighted Average Original Loan-to-Value Ratio: 77.47

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	330	$91,897,693.26	81.35%	589	76.63%	7.294%	93.73%
Florida	60	12,395,492.27	10.97	583	78.72	7.289	97.69
Georgia	1	252,000.00	0.22	577	90.00	7.900	100.00
Illinois	17	3,838,255.15	3.40	589	85.93	7.704	96.51
Massachusetts	6	1,758,827.86	1.56	627	84.28	7.623	100.00
Michigan	10	1,823,509.58	1.61	568	83.00	7.814	100.00
Minnesota	3	707,520.00	0.63	666	81.92	6.017	100.00
Missouri	2	298,329.68	0.26	520	80.00	7.497	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Stated Income	229	$62,405,955.89	55.24%	601	77.08%	7.488%	93.87%
1 Yr Full Doc	104	26,663,282.13	23.60	576	76.90	7.081	96.66
2 Yr Full Doc	71	16,770,720.18	14.85	564	78.66	7.096	97.32
1 Yr Limited Doc	14	4,027,439.79	3.57	563	77.62	7.637	94.54
Full Doc - 12 Months Bank Statements	8	2,083,179.44	1.84	672	85.04	6.695	61.95
Full Doc - 24 Months Bank Statements	3	1,021,050.37	0.90	568	80.81	6.486	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.000 or less	4	$1,214,018.00	1.07%	672	66.39%	4.915%	83.16%
5.001 - 5.500	5	1,594,430.26	1.41	659	63.38	5.313	100.00
5.501 - 6.000	29	7,793,949.85	6.90	626	73.87	5.833	95.64
6.001 - 6.500	44	11,170,222.77	9.89	604	72.70	6.308	100.00
6.501 - 7.000	102	25,685,276.13	22.74	598	77.16	6.805	94.04
7.001 - 7.500	61	16,224,632.97	14.36	611	83.09	7.317	87.22
7.501 - 8.000	103	27,291,451.69	24.16	575	79.90	7.792	95.08
8.001 - 8.500	41	11,394,299.59	10.09	559	76.40	8.295	95.90
8.501 - 9.000	27	7,540,887.60	6.68	544	76.71	8.763	97.08
9.001 - 9.500	7	2,018,151.18	1.79	542	82.07	9.221	100.00
9.501 - 10.000	2	392,969.42	0.35	528	44.19	9.877	100.00
10.001 - 10.500	3	463,838.34	0.41	506	56.44	10.169	100.00
10.501 - 11.000	1	187,500.00	0.17	550	75.00	10.990	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Minimum Rate: 4.760%
Maximum Rate: 10.990%
WA Rate: 7.315%

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
11.501 - 12.000	4	$1,214,018.00	1.07%	672	66.39%	4.915%	83.16%
12.001 - 12.500	5	1,594,430.26	1.41	659	63.38	5.313	100.00
12.501 - 13.000	29	7,793,949.85	6.90	626	73.87	5.833	95.64
13.001 - 13.500	44	11,170,222.77	9.89	604	72.70	6.308	100.00
13.501 - 14.000	102	25,685,276.13	22.74	598	77.16	6.805	94.04
14.001 - 14.500	61	16,224,632.97	14.36	611	83.09	7.317	87.22
14.501 - 15.000	103	27,291,451.69	24.16	575	79.90	7.792	95.08
15.001 - 15.500	41	11,394,299.59	10.09	559	76.40	8.295	95.90
15.501 - 16.000	27	7,540,887.60	6.68	544	76.71	8.763	97.08
16.001 - 16.500	7	2,018,151.18	1.79	542	82.07	9.221	100.00
16.501 - 17.000	2	392,969.42	0.35	528	44.19	9.877	100.00
17.001 - 17.500	3	463,838.34	0.41	506	56.44	10.169	100.00
17.501 - 18.000	1	187,500.00	0.17	550	75.00	10.990	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Minimum Maximum Rate: 11.760%
Maximum Maximum Rate: 17.990%
WA Maximum Rate: 14.315%

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
3.501 - 4.000	4	$990,500.00	0.88%	568	83.08%	7.709%	100.00%
4.001 - 4.500	10	2,147,755.15	1.90	619	87.91	7.467	93.76
5.501 - 6.000	255	68,939,662.21	61.02	605	78.54	7.050	92.33
6.501 - 7.000	159	40,537,562.79	35.88	562	74.98	7.743	98.14
7.501 - 8.000	1	356,147.65	0.32	552	75.00	7.990	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Minimum Gross Margin: 3.910%
Maximum Gross Margin: 7.990%
WA Gross Margin: 6.242%

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16. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2007-07	4	$1,224,614.74	1.08%	546	71.51%	7.970%	100.00%
2007-08	80	24,247,367.58	21.46	588	78.01	7.229	88.73
2007-09	154	38,433,676.48	34.02	583	76.76	7.275	96.42
2007-10	191	49,065,969.00	43.43	596	77.91	7.373	95.78
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0	31	$7,933,282.87	7.02%	604	83.02%	7.712%	93.60%
12	41	11,475,581.58	10.16	615	80.15	7.516	86.58
24	329	85,305,949.01	75.51	585	76.65	7.297	95.56
36	28	8,256,814.34	7.31	585	76.88	6.847	95.88
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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18. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28 Dual 40/20	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
AA	225	$60,375,784.39	53.44%	611	79.17%	6.918%	91.02%
A+	135	35,463,073.84	31.39	570	78.88	7.590	97.87
B	40	9,973,119.97	8.83	556	71.30	7.984	100.00
C	26	6,564,180.18	5.81	549	65.49	8.268	100.00
C-	3	595,469.42	0.53	544	57.52	9.458	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	1	$99,946.85	0.09%	569	24.10%	5.790%	100.00%
10.01 - 15.00	3	486,812.89	0.43	593	65.47	7.142	52.28
15.01 - 20.00	4	990,794.37	0.88	579	77.38	7.491	73.85
20.01 - 25.00	9	2,202,892.54	1.95	624	70.05	7.261	81.10
25.01 - 30.00	21	4,558,019.66	4.03	603	76.18	6.953	100.00
30.01 - 35.00	51	12,279,484.29	10.87	595	74.56	7.326	93.53
35.01 - 40.00	67	16,578,716.33	14.68	580	76.68	7.369	90.58
40.01 - 45.00	86	22,392,432.33	19.82	584	77.90	7.325	97.97
45.01 - 50.00	146	41,939,459.20	37.12	597	79.73	7.324	94.14
50.01 - 55.00	41	11,443,069.34	10.13	566	75.55	7.335	100.00
Total:	429	$112,971,627.80	100.00%	589	77.47%	7.315%	94.53%

Wtd Avg DTI: 42.47

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